UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 7, 2008 (March 3, 2008)

CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-51806	76-0641113
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

RMA 901 KunTai International Mansion No. 12 Chaowai Street Beijing, 100020, China
(Address of Principal Executive Offices)

(86)10-59251090
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective March 3, 2008, Yifang Fu resigned as Chief Financial Officer of China Marketing Media Holdings, Inc. (the "Company"). Ms. Fu’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Our Chief Executive Officer, Yingsheng Li has been named the Company’s interim Chief Financial Officer effective March 3, 2008 until a successor is named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Marketing Media Holdings, Inc.

Date: March 7, 2008

/s/ Yingsheng Li
Chief Executive Officer